UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 24, 2015

COMM 2015-CCRE22 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

German American Capital Corporation Cantor Commercial Real Estate Lending, L.P. Natixis Real Estate Capital LLC The Bank of New York Mellon
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-17	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about March 25, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-CCRE22 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), is expected to be issued by COMM 2015-CCRE22 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as a special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class H, Class V, Class R and Class LR Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about March 25, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be 65 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 74 commercial and multifamily properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 18, 2015, between the Registrant and GACC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Cantor Commercial Real Estate Lending, L.P. (“CCRE”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 18, 2015, between the Registrant and CCRE; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“NREC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 18, 2015, between the Registrant and NREC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from The Bank of New York Mellon (“BNYM”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated March 18, 2015, between the Registrant and BNYM.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), Natixis Securities Americas LLC (“Natixis”), CastleOak Securities, L.P. (“CastleOak”), Guggenheim Securities, LLC (“Guggenheim”) and KeyBanc Capital Markets Inc. (“KCM”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 18, 2015, between the Registrant, GACC and DBSI, CF&Co., Natixis, CastleOak, Guggenheim and KCM, as underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to DBSI, CF&Co. and Natixis pursuant to the Certificate Purchase Agreement, dated as of March 18, 2015, between the Registrant, GACC and DBSI, CF&Co.

and Natixis, as initial purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 18, 2015, supplementing the Prospectus, dated September 3, 2014, each as filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

Each of the Mortgage Loans identified as “26 Broadway” and “100 West 57th Street” on Exhibit B to the Pooling and Servicing Agreement (the “26 Broadway Mortgage Loan” and “100 West 57th Street Mortgage Loan,” respectively), is an asset of the Issuing Entity.  The 26 Broadway Mortgage Loan is part of a loan combination (the “26 Broadway Loan Combination”) that includes the 26 Broadway Mortgage Loan and three other pari passu loans which are not assets of the Issuing Entity (the “26 Broadway Pari Passu Companion Loans”).  The 100 West 57th Street Mortgage Loan is part of a loan combination (the “100 West 57th Street Loan Combination”) that includes the 100 West 57th Street Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (the “100 West 57th Street Companion Loans”).  Each of the 26 Broadway Loan Combination and the 100 West 57th Street Loan Combination, including the 26 Broadway Mortgage Loan and the 100 West 57th Street Mortgage Loan, respectively, is currently being serviced and administered under the pooling and servicing agreement, dated as of March 1, 2015 (the “COMM 2015-DC1 Pooling and Servicing Agreement”), among the Registrant, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian.  The COMM 2015-DC1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

As disclosed in the Prospectus Supplement to be filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on March 18, 2014 (the “Prospectus Supplement”), the terms and conditions of the COMM 2015-DC1 Pooling and Servicing Agreement applicable to the servicing of the 26 Broadway Mortgage Loan and the 100 West 57th Street Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 26 Broadway Mortgage Loan and the 100 West 57th Street Mortgage Loan).

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

1.1
Underwriting Agreement, dated as of March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, CastleOak Securities, L.P., Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of March 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as a special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

99.4	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and The Bank of New York Mellon.

99.5
Pooling and Servicing Agreement, dated as of March 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: March 24 , 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1
Underwriting Agreement, dated as of March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., Natixis Securities Americas LLC, CastleOak Securities, L.P., Guggenheim Securities, LLC and KeyBanc Capital Markets Inc.

4.1
Pooling and Servicing Agreement, dated as of March 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as a special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

99.1	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

99.2	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

99.3	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

99.4	Mortgage Loan Purchase Agreement, dated March 18, 2015, between Deutsche Mortgage & Asset Receiving Corporation and The Bank of New York Mellon.

99.5
Pooling and Servicing Agreement, dated as of March 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.